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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 5, 2002


                         MOHEGAN TRIBAL GAMING AUTHORITY
             (Exact name of registrant as specified in its charter)

         Connecticut                 033-80655                 06-1436334
(State or other jurisdiction of     (Commission              (IRS employer
incorporation or organization)      File Number)           Identification No.)



     One Mohegan Sun Boulevard, Uncasville, CT              06382
     (Address of principal executive offices)             (Zip Code)

        Registrant's telephone number, including area code (860) 862-8000

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On April 5 2002, the Mohegan Tribal Gaming Authority ("MTGA"), an instrumentality of the Mohegan Tribe of Indians ("Mohegan Tribe") determined to dismiss its independent auditors, Arthur Andersen LLP and to engage the services of PricewaterhouseCoopers LLP as it new independent auditors. This determination followed the MTGA's decision to seek proposals from independent accountants to audit the financial statements of the MTGA for the fiscal year ended September 30, 2002, and was approved by MTGA's Management Board upon the recommendation of its Audit Committee. The Mohegan Tribe has also determined to dismiss its independent auditors, Arthur Andersen, LLP and to engage the services of PricewaterhouseCoopers LLP as its new independent auditors. The Tribal Council of the Mohegan Tribe, upon the recommendation of its Audit Committee approved the dismissal and engagement.

     During the two most recent fiscal years of MTGA ended September 30, 2001 and 2000, and the subsequent interim period through April 5, 2002, there were no disagreements between MTGA and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the subject matter of the disagreement in connection with its reports.

     None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the two most recent fiscal years of the Mohegan Tribe or MTGA ended September 30, 2001 and 2000 or within the subsequent interim period through April 5, 2002.

     The audit reports of Arthur Andersen on the financial statements of MTGA as of and for the fiscal years ended September 30, 2000 and 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. A letter from Arthur Andersen is attached hereto as Exhibit 16.1.

     During the two most recent fiscal years of MTGA ended September 30, 2001 and 2000 and the subsequent interim period through April 5, 2002, neither the Mohegan Tribe nor MTGA consulted with PricewaterhouseCoopers LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


     (c)  Exhibits

          Exhibit
          Number    Description
          -------   -----------
          16.1      Letter of Arthur Andersen LLP regarding change in certifying accountant


                                       2

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.


                                          Mohegan Tribal Gaming Authority

Date:  April 5, 2002
                                          /s/  Mark F. Brown
                                          By:  Mark F. Brown
                                          Chairman of the Mohegan Tribal
                                            Management Board

                                          /s/  Jeffrey E. Hartmann
Date:  April 5, 2002                      By:  Jeffrey E. Hartmann
                                          Executive Vice President of Finance
                                            and Chief Financial Officer

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                                  EXHIBIT INDEX

          Exhibit
          Number    Description
          -------   -----------
          16.1      Letter of Arthur Andersen LLP regarding change in certifying accountant



                                       E-1